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                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES
                        VAN KAMPEN GLOBAL FRANCHISE FUND

                     SUPPLEMENT DATED APRIL 18, 2002 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 26, 2001
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The shareholders of the Van Kampen Global Franchise Fund (the "Fund") approved the elimination of the Fund's fundamental policy regarding diversification and the reclassification of the Fund as "non-diversified" at a special meeting of shareholders held on March 20, 2002 at the offices of Van Kampen Investments Inc.

    The Prospectus is hereby supplemented as follows:

    (1) The following is added after the sixth paragraph under the section entitled "PRINCIPAL INVESTMENT RISKS":

        NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

    (2) The second sentence of the fifth paragraph under the section entitled "INVESTMENT OBJECTIVE, POLICIES AND RISKS" is deleted in its entirety and replaced with the following:

        While the Fund invests in a number of different issuers and industries, the Fund may invest up to (but not including) 25% of its assets in a single industry.

    (3) The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

        PORTFOLIO MANAGEMENT. The Fund is managed by the Global Franchise team. The team is made up of established investment
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    professionals. Current members of the team include Hassan Elmasry. He has been involved in managing portfolios for Morgan Stanley Investment Management Limited (which is an affiliate of the Adviser) for over three years. The composition of the team may change without notice from time to time.

    (4) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES" is hereby amended by deleting Phillip B. Rooney, effective March 27, 2002.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    GLF SPT 4/02
                                                                     475 575 675
                                                                        65114SPT